SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Northern Lights Fund Trust III

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Persimmon Long/Short Fund

a series of

Northern Lights Fund Trust III

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held March 27, 2026

Dear Shareholders:

The Board of Trustees of Northern Lights Fund Trust III, an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of The Persimmon Long/Short Fund (the “Fund”), to be held at the offices of Thompson Hine LLP, 41 S. High Street, Suite 1700, Columbus, OH 43215 on March 27, 2026 at 10:00 a.m., Eastern time, for the following purposes:

1.	To approve a new investment advisory agreement with Persimmon Capital Management LP.

2.     To approve a new investment sub-advisory agreement between Persimmon Capital Management LP and Hedgeye Asset Management LLC.

3.     To approve a new investment sub-advisory agreement among Persimmon Capital Management LP, Hedgeye Asset Management LLC and Tidal Investments LLC.

4.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

In connection with Proposals 1, 2 and 3 above, no changes are proposed with respect to the Fund’s investment objective, advisory fees or name. Shareholders of record at the close of business on February 23, 2026 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about March 9, 2026.

By Order of the Board of Trustees

Brian Curley, President

March 9, 2026

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD

ON March 27, 2026.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed Investment Advisory Agreement and Sub-Advisory Agreements) and Proxy Voting Ballot are available at www.persimmonfunds.com/

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YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or by calling the number listed on your proxy card whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

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Persimmon Long/Short Fund

a series of

Northern Lights Fund Trust III

with its principal offices at

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held March 27, 2026

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Northern Lights Fund Trust III (the “Trust”) on behalf of The Persimmon Long/Short Fund (the “Fund”), for use at a special meeting of shareholders of the Trust (the “Meeting”) to be held at the offices of the Trust’s counsel, Thompson Hine LLP, 41 S. High Street, Suite 1700, Columbus, OH 43215, on March 27, 2026 at 10:00 a.m. Eastern time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about March 9, 2026.

The Meeting has been called by the Board for the following purposes:

1.	To approve a new investment advisory agreement with Persimmon Capital Management LP (“Persimmon”).

2.	To approve a new investment sub-advisory agreement between Persimmon and Hedgeye Asset Management LLC (“HAM”).

3.	To approve a new investment sub-advisory agreement between Persimmon, Hedgeye and Tidal Investments LLC (“Tidal”)

4.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

In connection with Proposals 1, 2 and 3, no changes are proposed with respect to the Fund’s investment objective, advisory fees or name. Only shareholders of record at the close of business on February 23, 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

The Fund’s most recent semi-annual report, including financial statements and schedules, is available at no charge by visiting www.persimmonfunds.com/, sending a written

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request to the Fund at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 or by calling 1-866-209-1964.

BACKGROUND

The Fund commenced operations on December 31, 2012. Upon the commencement of operations, Persimmon Capital Management LP (“Persimmon”) served as the Fund’s adviser pursuant to an investment advisory agreement approved by the Board on November 29, 2012. Greg Horn, President and CEO of Persimmon, served as a co-portfolio manager of the Fund. From 2012 through 2019, Persimmon engaged sub-advisers to manage certain sleeves of the Fund’s portfolio. Other representatives of Persimmon and the sub-advisers served as co-portfolio manager alongside Mr. Horn during this time. Persimmon managed the Fund on its own from 2019 through 2021 with Mr. Horn as a co-portfolio manager with other representatives of Persimmon.

On July 1, 2021, Dakota Wealth Management LLC (“Dakota Wealth”) acquired Persimmon (the “Transaction”). As part of the Transaction, Dakota Wealth retained all of Persimmon’s key personnel servicing the Fund, including Mr. Horn. Persimmon entered the Transaction as part of a long-term succession and growth plan for Persimmon. As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the investment advisory agreement between the Trust and Persimmon was terminated as a result of the Transaction. Prior to the Transaction, at meeting on June 17, 2021, conducted via videoconference pursuant to SEC Release Order No. 33897, the Board approved an interim investment advisory agreement with Dakota Wealth subject to shareholder approval. Shareholders approved the investment advisory agreement with Dakota Wealth at a meeting held on October 15, 2021. The Board has renewed the investment advisory agreement with Dakota Wealth annually after its initial term. The Board most recently renewed the investment advisory agreement at an in-person meeting held on August 26-27, 2025. Mr. Horn remained a co-portfolio manager of the Fund until June 30, 2025.

On July 1, 2025, Mr. Horn and two others left Dakota Wealth and restarted Persimmon as a separate entity. Persimmon is a boutique wealth management firm with approximately 60 high net worth and ultra-high net worth clients. As of December 1, 2025, Persimmon had $341 million in assets under management.

Persimmon was founded by Mr. Horn in 1998. Persimmon was founded as a family focused, privately owned wealth advisory firm serving select families, family offices, foundations and endowments as both a multi-family office and chief investment officer. In 1999, Mr. Horn founded ADVISORport, a manager research and financial services firm, and in parallel with Persimmon, began developing specific expertise structuring and managing a hedge fund of funds in order to better preserve investment capital during a time when equity markets were beginning to erode. Persimmon launched two hedge fund of fund vehicles, including the Persimmon Growth Partners Fund. Although ADVISORport was sold to PFPC Worldwide, Inc. in 2023, Persimmon continued and in 2012, total firm assets were $220 million. In response to the marketplace’s increased demands for daily liquidity and low minimums for long/short equity strategies, Persimmon decided to close Persimmon Growth Partners Fund and reorganize it as the Fund in December 2012.

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Persimmon proposes to engage Hedgeye Assset Management LLC (“HAM”) and Tidal Investments LLC (“Tidal”) as sub-advisers to the Fund. HAM launched in June 2024 as a subsidiary of Hedgeye Risk Management LLC. HAM manages exchange traded funds, indices and model portfolios utilizing the research of Hedgeye Risk Management LLC. HAM seek to build on Hedgeye Risk Management LLC’s goal of providing institutional quality research to the masses. As of December 1, 2025, HAM had $243 million in assets under management. Tidal serves as trading sub-adviser to the Fund, and is responsible for trading the Fund’s portfolio securities, including selecting broker-dealers to execute purchase and sale transactions. Tidal commenced operations in 2012 and as of December 1, 2025, has approximately $44.4 billion in assets under management.

Dakota Wealth and Persimmon have agreed to allow Persimmon to resume managing the Fund pursuant to an investment advisory agreement, subject to Board and shareholder approval. At a meeting on November 19, 2025, conducted via videoconference pursuant to SEC Release Order No. 33897, the Board approved an interim advisory agreement with Persimmon (the “Interim Advisory Agreement”) and interim sub-advisory agreements between Persimmon and each of HAM and Tidal (each an “Interim Sub-Advisory Agreement”), all of which are subject to shareholder approval. On January 1, 2026, Persimmon, HAM and Tidal commenced as adviser and sub-advisers to the Fund pursuant to these interim agreements.

Persimmon seeks the same 1.25% advisory fee under the Interim Advisory Agreement and Proposed Advisory Agreement as Dakota Wealth earned under its Advisory Agreement. The services offered under the advisory agreement with Dakota and those offered by Persimmon under the Interim Advisory Agreement are substantially similar. Shareholders are being asked to approve a proposed advisory agreement (the “Proposed Advisory Agreement”) with Persimmon under the same terms as the Interim Advisory Agreement. Shareholder are also being asked to approve proposed sub-advisory agreements between Persimmon and each of HAM and Tidal (the “Proposed Sub-Advisory Agreements”) under the same terms as the Interim Sub-Advisory Agreements. There are no planned changes to the Fund’s advisory fee, investment objective, or name. The sub-advisory fees to be paid HAM and Tidal under the Interim Sub-Advisory Agreements will be paid from the advisory fee and will not be an additional charge to the Fund. Persimmon has further agreed to limit the Fund’s expenses at the same expense limitation agreed upon between the Trust and Dakota Wealth.

PROPOSAL 1

APPROVAL OF THE PROPOSED INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND PERSIMMON CAPITAL MANAGEMENT LP

The Board requests that shareholders of the Fund approve the Proposed Advisory Agreement between the Trust and Persimmon. Approval of the Proposed Advisory Agreement will not raise the fees paid by the Fund or its shareholders, nor will it change the Fund’s advisory fee, investment objective, or name.

Persimmon is a boutique wealth management firm with approximately 60 high net worth and ultra-high net worth clients. It was founded by Mr. Horn in 1998. Mr. Horn has been a portfolio manager of the Fund since its inception through June 2025. Mr. Horn resumed as a portfolio manager of the Fund on January 1, 2026.

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An Interim Advisory Agreement was approved by the Board on November 19, 2025 at a meeting conducted via videoconference pursuant to SEC Release Order No. 33897 (the “Board Meeting”). This vote occurred to allow Persimmon to act as investment adviser to the Fund while the Board solicited shareholder approval for the Proposed Advisory Agreement. The Interim Advisory Agreement became effective on January 1, 2026 and is effective for 150 days or until the Proposed Advisory Agreement is approved, if sooner. The terms of the Interim Advisory Agreement are identical in all material respects to those of the advisory agreement with Dakota Wealth, except for (i) the parties to the agreements, (ii) the dates of execution and effectiveness; and (iii) the fees earned by Persimmon under the Interim Advisory Agreement will be held in a separate escrow account pending shareholder approval of the Proposed Advisory Agreement. Upon approval of the Proposed Advisory Agreement by the Fund’s shareholders, the escrowed management fees for the Fund will be paid to Persimmon. If a majority of the Fund’s shareholders do not approve the Proposed Advisory Agreement, then Persimmon is paid the lesser of (i) its costs, plus interest, incurred in managing the Fund under the Interim Advisory Agreement, or (ii) the total amount in the escrow account by the Fund.

In order for Persimmon to serve as the investment adviser to the Fund, the Board requests that shareholders approve the Proposed Advisory Agreement. Approval of the Proposed Advisory Agreement will not raise the fees paid by the Fund or the Fund’s shareholders. The Board does not believe the transition to Persimmon as investment adviser to the Fund will result in any interruption or decrease in the quality of services provided to the Fund.

The Proposed Advisory Agreement is identical in all material respects to the Interim Advisory Agreement, except that the date of its execution, effectiveness, and expiration are changed. The fees to be charged under the Proposed Advisory Agreement are identical to the fees charged under the Interim Advisory Agreement and the advisory agreement with Dakota Wealth. The effective date of the Proposed Advisory Agreement for the Fund will be the date that the Fund’s shareholders approve the Proposed Advisory Agreement.

At the Board Meeting, the Board approved the Proposed Advisory Agreement subject to shareholder approval. The Investment Company Act of 1940, as amended (the “1940 Act”), requires that investment advisory agreements such as the Proposed Advisory Agreement be approved by a vote of a majority of the outstanding shares of the Fund. Therefore, shareholders of the Fund are being asked to approve the Proposed Advisory Agreement with Persimmon.

The Advisory Agreements

The Proposed Advisory Agreement and Interim Advisory Agreement (collectively, the “Advisory Agreements”) provide that Persimmon will continuously furnish an investment program for the Fund and place all orders for the purchase and sale of portfolio securities, subject to the Fund’s investment objectives, policies, and restrictions and such policies as the Board may determine. As compensation for these services, under the Advisory Agreements, Persimmon is entitled to receive, on a monthly basis, an annual advisory fee from the Fund equal to 1.25% of the Fund’s average daily net assets. Pursuant to the Advisory Agreements, from this advisory fee, Persimmon pays all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors,

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members or employees of Persimmon. In the event that Persimmon pays or assumes any expenses of the Trust not required to be paid or assumed by Persimmon under the Advisory Agreements, Persimmon shall not be obligated hereby to pay or assume the same or any similar expense in the future.

The Proposed Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event, continuance is also approved by a majority of the Independent Trustees by a vote cast in person at a meeting called for the purpose of voting such approval. The Proposed Advisory Agreement automatically terminates on assignment and is terminable on 60 days’ notice by the Board. In addition, the Proposed Advisory Agreement may be terminated by Persimmon on 60 days’ notice to the Fund. The Advisory Agreements provide that Persimmon shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Subject to shareholder approval, the Trust will enter into the Proposed Advisory Agreement with Persimmon. If the Proposed Advisory Agreement with Persimmon is not approved by shareholders, the Board and Persimmon will consider other options, including a new or modified request for shareholder approval of a new investment advisory agreement or liquidation of the Fund.

The description in this Proxy Statement of the Proposed Advisory Agreement is only a summary. The Proposed Advisory Agreement is attached as Exhibit A. You should read the Proposed Advisory Agreement.

Information Concerning Persimmon

Persimmon is a Delaware limited partnership located at 1777 Sentry Parkway West, Suite 102, Blue Bell, Pennsylvania 19422. The names, addresses, and principal occupations of the principal executive officers of Persimmon as of the date of this Proxy Statement are set forth below:

Name and Address*:	Principal Occupation:
Amy B. Armstrong	Partner, Director of Client Operations
Gregory S. Horn	Managing Partner, President and Chief Compliance Officer
James T. Lermitte	Partner, Senior Wealth Advisor

* Each officer’s address is in care of Persimmon Capital Management LP, 1777 Sentry Parkway West, Suite 102, Blue Bell, PA 19422.

None of the Trustees or officers of the Trust is an officer, employer or shareholder of Persimmon. None of the Trustees or officers of the Trust had any material direct or indirect interest in any transactions or proposed transactions with Persimmon during the past fiscal year.

Evaluation by the Board of Trustees

At the Board Meeting, the Board considered the approval of the Advisory Agreements with Persimmon. The Board relied on the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements

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and the weight to be given to each factor. The conclusions reached by the Board were based on an evaluation of all of the information provided and were not the result of any single factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreements.

Nature, Extent & Quality of Services. The Board noted that Persimmon was founded in 1998 and had approximately $349 million assets under management. The Board noted its familiarity with the portfolio manager that would be responsible for managing the Fund and recalled his experience and background. The Board discussed that the Fund’s investment objective and strategies would mainly remain unchanged except the hedge portion would be modified to use a dynamic option overlay. The Board discussed that Persimmon proposed to delegate the day-to-day management of Persimmon to two sub-advisers, subject to the direction and oversight of Persimmon. The Board noted that Persimmon engaged a third-party consulting firm to assist with the development and implementation of its sub-adviser oversight process and to help with other compliance services. The Board stated that Persimmon would monitor compliance with the Fund’s investment limitations by reviewing and monitoring daily reports and pre- and post- trade exceptions. The Board remarked that Persimmon did not currently use artificial intelligence for advisory services but may implement artificial intelligence tools in the future. The Board noted that Persimmon reported no material regulatory, compliance, litigation, or cybersecurity concerns in the past 36 months. The Board concluded that it expected Persimmon would provide satisfactory service to the Fund and its shareholders.

Performance. The Board observed Persimmon did not manage any other with a similar strategy to the Fund, but noted that the portfolio manager had managed the Fund since its inception through July 2025 and that during that time, the Fund earned a three-star Morningstar rating. The Board recognized that Fund underperformed its benchmark, peer group and Morningstar category over the 1-year period while outperforming its benchmark, peer group and Morningstar category over the 3-year and 5-year periods and outperforming its benchmark and peer group over the since inception period. The Board noted that the modified hedging strategy had the potential to capture more upside and reduce the negative effects of a market downturn. The Board determined that Persimmon could be expected to manage the Fund with acceptable performance.

Fees and Expenses. The Board remarked that while the proposed advisory fee and net expense ratio for the Fund were both higher than the averages and medians of its peer group and Morningstar category, Persimmon proposed no changes to the Fund’s current advisory fee or expense limitation. The Board determined that Persimmon’s advisory fee for the Fund would not be unreasonable.

Profitability. The Board reviewed the profitability analysis provided by Persimmon and noted that Persimmon anticipated realizing a reasonable profit during the first two years of the advisory agreement. The Board concluded that excessive profitability was not an issue for Persimmon.

Economies of Scale. The Board considered whether Persimmon would realize economies of scale in connection with its providing investment advisory services to the Fund. The Board noted that Persimmon would consider breakpoints in the future given an increase in the Fund’s assets. The Board agreed that in light of the current asset size of the Fund, the lack of breakpoints was acceptable at the time.

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            Conclusion.  Having requested and reviewed such information from Persimmon as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreements, and as assisted by the advice of independent counsel, the Board concluded that Persimmon’s advisory fee charged to the Fund was not unreasonable and that approval of the Advisory Agreements was in the best interests of the Fund and its shareholders.

The Board of Trustees of the Trust, consisting entirely of Independent Trustees, recommends that shareholders of the Fund vote “FOR” approval of the Proposed Advisory Agreement.

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PROPOSAL 2

APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT BETWEEN PERSIMMON CAPITAL MANAGEMENT LP AND

HEDGEYE ASSET MANAGEMENT LLC

The Board requests that shareholders of the Fund approve the Proposed Sub-Advisory Agreement between Persimmon and HAM. Approval of the Proposed Sub-Advisory Agreement will not raise the fees paid by the Fund or its shareholders, nor will it change the Fund’s advisory fees, investment, investment objective, or name.

HAM manages exchange traded funds, indices and model portfolios using the research of Hedgeye Risk Management LLC. HAM seeks to build on Hedgeye Risk Management LLC’s goal of providing institutional quality research to the masses. John S. McNamara III, Chief Investment Officer of HAM, serves as co-portfolio manager to the Fund.

An interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) was approved by the Board on November 19, 2025 at a meeting conducted via videoconference pursuant to SEC Release Order No. 33897 (the “Board Meeting”). This vote occurred to allow HAM to act as investment sub-adviser to the Fund while the Board solicits shareholder approval for the Proposed Sub-Advisory Agreement. The Interim Sub-Advisory Agreement is effective for 150 days from January 1, 2026 or until the Proposed Sub-Advisory Agreement is approved, if sooner. The terms of the Interim Sub-Advisory Agreement are identical in all material respects to those of the Proposed Sub-Advisory Agreement, except for the date of its execution and effectiveness. The fees paid to HAM under either the Interim Sub-Advisory Agreement or Proposed Sub-Advisory Agreement are paid from the advisory fee paid to Persimmon. The effective date of the Proposed Sub-Advisory Agreement for the Fund will be the date that the Fund’s shareholders approve the Proposed Sub-Advisory Agreement.

As a sub-adviser, HAM makes investment decisions for the Fund. HAM also maintains certain transaction and compliance records of the Fund. Persimmon will supervise and exercise oversight over HAM to ensure adherence to the Fund’s investment objectives and limitations. HAM is an independent contractor and has no authority to act for, or represent, the Fund, the Trust or Persimmon in any way or otherwise be deemed an agent of the Fund, the Trust or Persimmon.

In order for HAM to serve as the investment sub-adviser to the Fund, the Board requests that shareholders approve the Proposed Sub-Advisory Agreement. Approval of the Proposed Sub-Advisory Agreement will not raise the fees paid by the Fund or the Fund’s shareholders.

At the Board Meeting, the Board approved the Proposed Sub-Advisory Agreement subject to shareholder approval. The 1940 Act requires that investment advisory agreements such as the Proposed Sub-Advisory Agreement be approved by a vote of a majority of the outstanding shares of the Fund. Therefore, shareholders of the Fund are being asked to approve the Proposed Sub-Advisory Agreement between Persimmon and HAM.

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The Sub-Advisory Agreements with HAM

The Proposed Sub-Advisory Agreement and Interim Sub-Advisory Agreement (collectively, the “Sub-Advisory Agreements”) provide that HAM will regularly provide investment research, advice, management and supervision, shall continuously furnish an investment program for the Fund and place all orders for the purchase and sale of portfolio securities, subject to the Fund’s investment objectives, policies, and restrictions and such policies as the Board may determine. As compensation for these services, under the Sub-Advisory Agreements, HAM is entitled to receive, on a monthly basis, an annual sub-advisory fee from Persimmon equal to 0.50% of the Fund’s average daily net assets. HAM’s sub-advisory fee is not paid by the Fund.

The Proposed Sub-Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event, continuance is also approved by a majority of the Independent Trustees by a vote cast in person at a meeting called for the purpose of voting such approval. The Proposed Sub-Advisory Agreement automatically terminates on assignment and is terminable on 60 days’ notice by the Board. In addition, the Proposed Sub-Advisory Agreement may be terminated by Persimmon on 60 days’ notice to HAM, and by HAM on 60 days’ notice to Persimmon and the Trust. The Sub-Advisory Agreements provide that HAM shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Subject to shareholder approval, Persimmon and HAM will enter into the Proposed Sub-Advisory Agreement. If the Proposed Sub-Advisory Agreement between Persimmon and HAM is not approved by shareholders, the Board, Persimmon and HAM will consider other options, including a new or modified request for shareholder approval of a new investment sub-advisory agreement.

The description in this Proxy Statement of the Proposed Sub-Advisory Agreement is only a summary. The Proposed Sub-Advisory Agreement is attached as Exhibit B. You should read the Proposed Sub-Advisory Agreement.

Information Concerning HAM

HAM is a Delaware limited liability company located at 1 High Ridge Park, 3rd Floor, Stamford, CT 06905. The names, addresses, and principal occupations of the principal executive officers of HAM as of the date of this Proxy Statement are set forth below:

Name and Address*:	Principal Occupation:
Michael A. Blum	President
Keith R. McCullough	Chief Executive Officer
John S. McNamara	Chief Investment Officer
Anthony Parsio	General Counsel and Chief Compliance Officer

* Each officer’s address is in care of Hedgeye Asset Management, LLC, 1 High Ridge Park, 3rd Floor, Stamford, CT 06905.

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       None of the Trustees or officers of the Trust is an officer, employer or shareholder of Hedgeye. None of the Trustees or officers of the Trust had any material direct or indirect interest in any transactions or proposed transactions with Hedgeye during the past fiscal year.

Evaluation by the Board of Trustees

At the Board Meeting, the Board considered the approval of the Sub-Advisory Agreements between Persimmon and HAM. The Board relied on the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreements and the weight to be given to each factor. The conclusions reached by the Board were based on an evaluation of all of the information provided and were not the result of any single factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Sub-Advisory Agreements.

Nature, Extent & Quality of Services. The Board observed that HAM was established in 2024 and had approximately $90 million in assets under management of which approximately $42 million were non-discretionary. The Board reviewed the background information of the key investment personnel that would be responsible for sub-advising the Fund, taking into consideration their education and financial industry experience. The Board discussed the investment services HAM would provide to the Fund, including portfolio management, security selection and position sizing based on proprietary models, research inputs and market conditions. The Board noted that investment decisions would be made utilizing a systematic, rules-based framework, driven by proprietary Risk Range® signals. The Board observed that HAM’s chief compliance officer would be responsible for reviewing all quantitative model development, design and dissemination process and methodology. The Board observed that HAM would review weekly internal exposure reports to ensure compliance with investment limitations. The Board noted that HAM would not use artificial intelligence to provide advisory services to the Fund. The Board acknowledged that HAM reported no material regulatory, compliance, litigation, or cybersecurity concerns since its formation in 2024. The Board concluded that it could expect HAM to provide quality services to the Fund and its shareholders.

Performance. The Board reviewed the performance of another strategy advised by HAM that was designed to track an index. The Board noted that HAM was able to track the index since inception. The Board concluded that HAM had the potential to provide favorable returns to the Fund and its shareholders.

Fees and Expenses. The Board observed that HAM’s proposed sub-advisory fee was 0.50% of the Fund’s average daily net assets. The Board noted that the proposed sub-advisory fee was below the fee provided by other accounts managed by HAM. The Board concluded that the proposed sub-advisory fees for the Fund were not unreasonable.

Profitability. The Board reviewed the profitability analysis provided by HAM for the Fund and observed that HAM expected to earn a reasonable profit for the first two years of the Fund’s operations. The Board determined that excessive profitability was not an issue for HAM at this time.

Economies of Scale. The Board considered whether HAM would expect realized economies of scale with respect to the sub-advisory services provided to the Fund. The Board agreed that this was primarily an advisor-level issue and should be considered with respect to the overall management

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agreement, taking into consideration the impact of the sub-advisory expense. The Board noted it would continue to revisit the issue as time progressed.

            Conclusion.  Having requested and reviewed such information from HAM as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreements, and as assisted by the advice of independent counsel, the Board concluded that HAM’s sub-advisory fee charged to the Fund was not unreasonable and that approval of the Sub-Advisory Agreements was in the best interests of the Fund and its shareholders.

The Board of Trustees of the Trust, consisting entirely of Independent Trustees, recommends that shareholders of the Fund vote “FOR” approval of the Sub-Advisory Agreements.

PROPOSAL 3

APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT BETWEEN PERSIMMON CAPITAL MANAGEMENT LP AND

TIDAL INVESTMENTS LLC

The Board requests that shareholders of the Fund approve the Proposed Sub-Advisory Agreement between Persimmon and Tidal. Approval of the Proposed Sub-Advisory Agreement will not raise the fees paid by the Fund or its shareholders, nor will it change the Fund’s advisory fees, investment, investment objective, or name.

Tidal serves as trading sub-adviser to the Fund, and is responsible for trading the Fund’s portfolio securities, including selecting broker-dealers to execute purchase and sale transactions. Tidal commenced operations in 2012.

An interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) was approved by the Board on November 19, 2025 at a meeting conducted via videoconference pursuant to SEC Release Order No. 33897 (the “Board Meeting”). This vote occurred to allow Tidal to act as investment sub-adviser to the Fund while the Board solicits shareholder approval for the Proposed Sub-Advisory Agreement. The Interim Sub-Advisory Agreement is effective for 150 days from January 1, 2026 or until the Proposed Sub-Advisory Agreement is approved, if sooner. The terms of the Interim Sub-Advisory Agreement are identical in all material respects to those of the Proposed Sub-Advisory Agreement, except for the date of its execution and effectiveness. The fees paid to Tidal under either the Interim Sub-Advisory Agreement or Proposed Sub-Advisory Agreement are paid from the advisory fee paid to Persimmon. The effective date of the Proposed Sub-Advisory Agreement for the Fund will be the date that the Fund’s shareholders approve the Proposed Sub-Advisory Agreement.

As a sub-adviser, Tidal executes trade decisions for the Fund. Tidal also maintains certain transaction and compliance records of the Fund. Persimmon will supervise and exercise oversight over Tidal to ensure adherence to the Fund’s investment objectives and limitations. Tidal is an independent contractor and has no authority to act for, or represent, the Fund, the Trust or Persimmon in any way or otherwise be deemed an agent of the Fund, the Trust or Persimmon.

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In order for Tidal to serve as the investment sub-adviser to the Fund, the Board requests that shareholders approve the Proposed Sub-Advisory Agreement. Approval of the Proposed Sub-Advisory Agreement will not raise the fees paid by the Fund or the Fund’s shareholders.

At the Board Meeting, the Board approved the Proposed Sub-Advisory Agreement subject to shareholder approval. The 1940 Act requires that investment advisory agreements such as the Proposed Sub-Advisory Agreement be approved by a vote of a majority of the outstanding shares of the Fund. Therefore, shareholders of the Fund are being asked to approve the Proposed Sub-Advisory Agreement between Persimmon and Tidal.

The Sub-Advisory Agreements with Tidal

The Proposed Sub-Advisory Agreement and Interim Sub-Advisory Agreement (collectively, the “Sub-Advisory Agreements”) provide that Tidal shall be responsible for the purchase, retention and disposition of securities for the Fund, subject to the investment discretion and instructions of the Adviser. As compensation for these services, under the Sub-Advisory Agreements, Tidal is entitled to receive, on a monthly basis, an annual sub-advisory fee from Persimmon and HAM equal to 0.05% of the Fund’s average daily net assets. Tidal’s sub-advisory fee is not paid by the Fund.

The Proposed Sub-Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event, continuance is also approved by a majority of the Independent Trustees by a vote cast in person at a meeting called for the purpose of voting such approval. The Proposed Sub-Advisory Agreement automatically terminates on assignment and is terminable on 60 days’ notice by the Board. In addition, the Proposed Sub-Advisory Agreement may be terminated by Persimmon on 60 days’ notice to Tidal, and by Tidal on 60 days’ notice to Persimmon and the Trust. The Sub-Advisory Agreements provide that Tidal shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Subject to shareholder approval, Persimmon and Tidal will enter into the Proposed Sub-Advisory Agreement. If the Proposed Sub-Advisory Agreement between Persimmon and Tidal is not approved by shareholders, the Board, Persimmon and Tidal will consider other options, including a new or modified request for shareholder approval of a new investment sub-advisory agreement.

The description in this Proxy Statement of the Proposed Sub-Advisory Agreement is only a summary. The Proposed Sub-Advisory Agreement is attached as Exhibit C. You should read the Proposed Sub-Advisory Agreement.

Information Concerning Tidal

Tidal is a Delaware limited liability company located at 234 West Florida Street, Suite 203, Milwaukee, WI 53204. The names, addresses, and principal occupations of the principal executive officers of Tidal as of the date of this Proxy Statement are set forth below:

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Name and Address*:	Principal Occupation:
Anthony L. Broglio	Director
Daniel H. Carlson	Managing Member, Secretary and Director
Erik W. Falkeis	Chief Operating Officer
Gavin C. Filmore	Chief Revenue Officer
Michael T. Pellegrino	Chief Legal Officer
John A. Pestrichelli	Chief Trading Officer
Douglas C. Rescho	Director
Ronnie J. Riven	Chief Financial Officer
Guillermo Trias	Chief Executive Officer, Managing Member and Director
Michael J. Venuto	Chief Investment Officer, Managing Member and Director
William H. Woolverton	Chief Compliance Officer

* Each officer’s address is in care of Tidal Investments LLC, 234 West Florida Street, Suite 203, Milwaukee, WI 53204.

None of the Trustees or officers of the Trust is an officer, employer or shareholder of Tidal. None of the Trustees or officers of the Trust had any material direct or indirect interest in any transactions or proposed transactions with Tidal during the past fiscal year.

Evaluation by the Board of Trustees

At the Board Meeting, the Board considered the approval of the Sub-Advisory Agreements between Persimmon and Tidal. The Board relied on the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreements and the weight to be given to each factor. The conclusions reached by the Board were based on an evaluation of all of the information provided and were not the result of any single factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Sub-Advisory Agreements.

Nature, Extent & Quality of Services. The Board noted that Tidal was established in 2012 and had approximately $49 billion assets under management. The Board reviewed the background information of the key investment professionals who would service the Fund and noted their education and experience in the investment management industry. The Board observed that Tidal would provide trade compliance services, compliance oversight and risk management services to the Fund. The Board discussed that Tidal would execute trades based on securities selected by the adviser and sub-adviser. The Board remarked that Tidal would utilize third-party systems and internal tools to facilitate trades and ensure alignment with the Fund’s strategy and regulatory requirements. The Board observed that Tidal would select broker-dealers on the basis of best execution, taking into consideration commissions, price, abilities to affect the transactions, facilities, reliability and financial responsibility. The Board observed that Tidal reported a material compliance issue in April 2025 and, separately, that the SEC had issued a deficiency letter to Tidal in September 2023, but noted that both addressed by Tidal. The Board remarked that the SEC and National Futures Association each commenced an examination of Tidal in March 2025 and April 2025, respectively, and that they were both ongoing, but there were no material litigation or cybersecurity issues in the past 36 months. The Board acknowledged that Tidal would not utilize artificial intelligence to provide services to the Fund.

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The Board concluded that it could expect Tidal to provide satisfactory services to the Fund and its shareholders.

Performance. The Board noted that Tidal would be providing trade execution services to the Fund only and that the performance history of other funds managed by Tidal was not relevant to its consideration.

Fees and Expenses. The Board observed that Tidal’s proposed sub-advisory fee of 0.05% of the Fund’s average daily net assets. The Board noted that Tidal did not provide similar services to any other accounts with comparable investment objectives and strategies to the Fund. The Board concluded that Tidal’s proposed sub-advisory fee for the Fund was not unreasonable.

Profitability. The Board discussed the profitability analysis provided by Tidal and noted that it anticipated realizing a modest profit in connection with sub-advising the Fund during the first and second year of the sub-advisory agreement. The Board concluded that those projected profits were not excessive

Economies of Scale. The Board considered whether there would be economies of scale with respect to the management of the Fund. The Board agreed that this was primarily an adviser-level issue and had been considered with respect to the overall advisory agreement, taking into consideration the impact of the sub-advisory expense. The Board noted that it would continue to revisit the issue as time progressed.

Conclusion.  Having requested and reviewed such information from Tidal as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreements, and as assisted by the advice of independent counsel, the Board concluded that Tidal’s sub-advisory fee charged to the Fund was not unreasonable and that approval of the Sub-Advisory Agreements was in the best interests of the Fund and its shareholders.

The Board of Trustees of the Trust, consisting entirely of Independent Trustees, recommends that shareholders of the Fund vote “FOR” approval of the Sub-Advisory Agreements.

OTHER INFORMATION

The Fund is a diversified series of the Northern Lights Fund Trust III, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on December 5, 2011. The Trust’s principal executive offices are located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. The Board supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services. The Fund retains Persimmon as investment adviser and HAM and Tidal as investment sub-advisers on an interim basis. Northern Lights Distributors, LLC, located at 4221 North 203rd Stret, Suite 100, Elkhorn, NE 68022, serves as principal underwriter and distributor of the Fund. Ultimus Fund Solutions, LLC, with principal offices located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, provides the Fund with transfer agent, accounting, compliance, and administrative services.

THE PROXY

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The Board solicits proxies so that each shareholder has the opportunity to vote on the proposal to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the Proposed Advisory Agreement and Proposed Sub-Advisory Agreements and at the discretion of the holders of the proxy on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were 2,562,141.8140 shares of beneficial interest of Class I of the Fund issued and outstanding.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on Proposals 1, 2 and 3 with respect to the Fund. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting. There are no dissenters’ rights of appraisal in connection with any shareholder vote to be taken at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the each of the Proposed Advisory Agreement and Proposed Sub-Advisory Agreements with respect to the Fund. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Under the rules of the New York Stock Exchange (“NYSE”), if a NYSE-member broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. The NYSE considers Proposals 1, 2 and 3 to be non-routine matters that affects substantially a shareholder’s rights or privileges. As a result, brokers holding shares of the Fund on behalf of clients may not vote on Proposals 1, 2 or 3 absent instructions from the beneficial owners of the shares.

Security Ownership of Management AND Certain Beneficial Owners

As of the Record Date, the following shareholders were beneficial owners of 5% or more of the outstanding shares of a class of the Fund:

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Name and Address	Shares	Class	Percentage of Class
Charles Schwab & Co Inc,/Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	760,185.6850	I	29.67%
Pershing LLC P. O. Box 2052 Jersey City, NJ 07303-9998	1,801,956.1290	I	70.33%

As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Fund as of the Record Date. As a result, the Trustees and officers as a group are not deemed to control the Fund.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the United States Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Brian Curley, President, Northern Lights Fund Trust III, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

COST OF SOLICITATION

The Board is making this solicitation of proxies. The Trust has engaged EQ Fund Solutions, a proxy solicitation firm, to assist in the solicitation. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by Persimmon. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and Persimmon will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and Persimmon may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation. The estimated fees anticipated to be paid to the proxy solicitor are approximately $4,000. The proxy solicitor will prepare and mail the Proxy Statement, Notice of Special Meeting and all materials relating to the meeting to each Fund’s shareholders, and will solicit and tabulate votes of each Fund’s shareholders.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a

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reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at 1-866-209-1964 or write the Trust at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on March 27, 2026.

A copy of the Notice of Shareholder Meeting, the Proxy Statement, and Proxy Card are available at www.persimmonfunds.com.

BY ORDER OF THE BOARD OF TRUSTEES

Brian Curley, President

Dated: March 9, 2026

If you have any questions before you vote, please call our proxy information line at 1-800-848-2998. Representatives are available Monday through Friday 9 a.m. to 10 p.m., Eastern Time to answer your questions about the proxy material or about how to how to cast your vote. You may also receive a telephone call reminding you to vote your shares. Thank you for your participation in this important initiative.

Please date and sign the enclosed proxy and return it promptly in the enclosed reply envelope or Call the number listed on your proxy card.

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Northern Lights Fund Trust III

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Persimmon Long/Short Fund

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 27, 2026

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Brian Curley and Timothy Burdick, each an attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of Northern Lights Fund Trust III (the “Trust”) to be held at offices of the Trust’s counsel, Thompson Hine LLP, 41 S. High Street, Suite 1700, Columbus, OH 43215 on March 27, 2026 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, all shares of beneficial interest of Persimmon Long/Short Fund (the “Fund”), on the proposals set forth below and any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR” THE NEW ADVISORY AGREEMENT AND, IN THE APPOINTED PROXIES’ DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

_______________________________________ Signature Date

_______________________________________

Signature of Joint Shareholder Date

▲ FOLD HERE PLEASE DO NOT TEAR ▲

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example:

	FOR	AGAINST	ABSTAIN
1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Persimmon Capital Management LP.	☐	☐	☐
2. To approve a new sub-advisory agreement between Persimmon Capital Management LP and Hedgeye Asset Management LLC.	☐	☐	☐
3. To approve a new sub-advisory agreement between Persimmon Capital Management LP and Tidal Investments LLC.	☐	☐	☐
4. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.	☐	☐	☐

A copy of the Proxy Statement is available online at: https://vote.proxyonline.com/ultimus/docs/teberg2024.pdf

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

Exhibit A

ADVISORY AGREEMENT

Between

NORTHERN LIGHTS FUND TRUST III

and

PERSIMMON CAPITAL MANAGEMENT, LP

This AGREEMENT is made as of [ ], 2026 between NORTHERN LIGHTS FUND TRUST III, a Delaware statutory trust (the “Trust”), and PERSIMMON CAPITAL MANAGEMENT LP, a Delaware limited partnership (the “Adviser”) located at 1777 Sentry Parkway West, Suite 102, Blue Bell, Pennsylvania 19422.

RECITALS:

WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

WHEREAS, the Trust offers shares in the series named on Appendix A hereto (each such series referred to herein as the “Fund” and collectively as the “Funds”);

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act");

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to the Funds in the manner and on the terms and conditions hereinafter set forth;

WHEREAS, the Adviser has entered into this Agreement, in part, as the result of the termination of a "Prior Advisory Agreement";

WHEREAS, the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust, have determined that the scope and quality of services to be provided to the Trust under this Agreement will be at least equivalent to the scope and quality of services provided under the Prior Advisory Agreement;

WHEREAS, a majority of the Trustees of the Trust are not interested persons of the Trust, and those Trustees select and nominate any other disinterested Trustees of the Trust;

WHEREAS, the legal counsel for the independent Trustees of the Trust is an independent legal counsel;

WHEREAS, the Board of Trustees of the Trust (the “Board”) has voted to approve this Agreement before the Prior Advisory Agreement terminated;

NOW, THEREFORE, the parties hereto agree as follows:

1.        Services of the Adviser.

1.1        Investment Advisory Services. The Adviser shall act as the investment adviser to the Funds and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of the Funds in a manner

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consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission than may be charged by other brokers.

The Trust hereby authorizes any entity or person associated with the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

The Adviser shall carry out its duties with respect to the Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in the Fund's then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

1.2        Administrative Services. The Trust has engaged the services of an administrator. The Adviser shall provide such additional administrative services as reasonably requested by the Board or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

1.2.1        Office Space, Equipment and Facilities. Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser's obligations hereunder.

1.2.2        Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

1.2.3        Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust's shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

1.2.4        Trustees and Officers. Authorize and permit the Adviser's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

1.2.5        Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

1.2.6        Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by a Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Funds and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws.

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       1.3        Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement ("Additional Series"), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board and the shareholder(s) of the Additional Series, in accordance with the provisions of the 1940 Act. The Trust or the Adviser may elect not to make any such series subject to this Agreement.

2.        Expenses of the Funds.

2.1        Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors, members or employees of the Adviser.

In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to a Fund under any separate agreement or arrangement between the parties.

2.2        Expenses to be Paid by the Funds. A Fund shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the Fund, and not to the Adviser, include but are not limited to:

2.2.1        Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of a Fund's cash, securities, and other property.

2.2.2        Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent, transfer agent or other agent engaged by the Trust to service shareholder accounts.

2.2.3        Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

2.2.4        Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and mailing annual or more frequent revisions of the Fund's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

2.2.5        Pricing and Portfolio Valuation. All expenses of computing the Fund's net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund's investment portfolio.

2.2.6        Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

2.2.7        Legal and Accounting Fees. All charges for services and expenses of the Trust's legal counsel and independent accountants.

2.2.8        Trustees' Fees and Expenses. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees' services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

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       2.2.9        Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

2.2.10        Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Funds under the Act and the registration of the Funds’ shares under the Securities Act of 1933 (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, converting to EDGAR format, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the 1940 Act, and any amendments or supplements that may be made from time to time.

2.2.11        State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of the Fund's shares under securities laws of various states or jurisdictions, and of registration and qualification of a Fund under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

2.2.12        Confirmations. All expenses incurred in connection with the issue and transfer of Fund shares, including the expenses of confirming all share transactions.

2.2.13        Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Funds in a manner approved by its Trustees.

2.2.14        Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale or lending of a Fund's portfolio securities.

2.2.15        Taxes. All taxes or governmental fees payable by or with respect to a Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

2.2.16        Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

2.2.17        Compliance Fees. All charges for services and expenses of the Trust's Chief Compliance Officer.

2.2.18        Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3.        Advisory Fee.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, a Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the Fund's average daily net assets for the month. The annual percentage rate applicable to the Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement.

The fee earned under this Agreement will be computed daily and held in an interest-bearing escrow account with the Trust's custodian or a bank. If a majority of a Fund's outstanding voting securities approve a long-

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term advisory agreement with the Adviser by the end of the duration of this Agreement, the amount in the escrow account earned with respect to the Fund, including interest earned (if any), will be paid to the Adviser. If a majority of a Fund's outstanding voting securities do not approve a long-term advisory agreement with the Adviser, the Adviser will be paid out of the escrow account, the lesser of: any costs incurred in performing this Agreement (plus interest earned on that amount while in escrow); or the total amount in the escrow account earned with respect to that Fund (plus interest earned).

If this Agreement is terminated prior to the end of any calendar month, the fee, subject to the escrow provisions of this Section, shall be pro-rated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which this Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

4.        Proxy Voting.

The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested from time to time. Such proxies will be voted in a manner that the Adviser deems, in good faith, to be in the best interest of the Fund and in accordance with its proxy voting policy. The Adviser agrees to provide a copy of its proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

5.        Records.

5.1        Tax Treatment. Both the Adviser and the Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats a Fund as a separate entity for federal income tax purposes.

5.2        Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the 1940 Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

6.        Reports to Adviser.

The Trust shall furnish or otherwise make available to the Adviser such copies of a Fund's Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

7.        Reports to the Trust.

The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8.        Code of Ethics.

The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 (“Code of Ethics”) under the 1940 Act and will provide the Trust with a copy of the Code of Ethics and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, the Adviser will provide to the Board a written report that describes any issues arising under the Code of Ethics since the last report to the Board, including, but not limited to, information about material violations of the Code of Ethics and sanctions imposed in response to the material violations; and which certifies that the Adviser has

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adopted procedures reasonably necessary to prevent "access persons" (as that term is defined in Rule 17j-1) from violating the Code of Ethics.

9.        Retention of Sub-Adviser.

Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the 1940 Act, the Adviser may retain one or more sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investments of the assets of a Fund. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 11 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

10.        Services to Other Clients.

Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11.        Limitation of Liability of Adviser and its Personnel.

Neither the Adviser nor any director, manager, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement; PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

12.        Effect of Agreement.

Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13.        Term of Agreement.

13.1        Duration. This Agreement, unless sooner terminated as provided herein, shall become effective on or about Janaury 1, 2026(the "Effective Date") with respect to the Funds and shall continue in effect until no longer than 150 days from the effective date (May 31, 2026); or 2) the date a definitive investment advisory agreement is approved by shareholders of such Fund.

13.2        Termination. This Agreement may be terminated as to a Fund at any time, without the payment of any penalty by the vote from: (1) the Trustees of the Trust or (2) a majority of a Fund's outstanding voting securities, on not more than 10 calendar days' written notice to the Adviser.

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14.        Amendment or Assignment of Agreement.

Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment as required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

15.        Termination of Agreement.

This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days prior written notice to the other party, except as provided in Section 13.2 above, PROVIDED, that in the case of termination by any Fund, such action shall have been authorized (i) by resolution of the Board, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

16.        Use of Name.

The Trust is named the Northern Lights Fund Trust III and the Funds may be identified, in part, by the name "Northern Lights."

17.        Declaration of Trust.

The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

18.        Confidentiality.

The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board has approved the disclosure or (ii) such disclosure is compelled by law. In addition, the Adviser and the Adviser's officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing the Fund's portfolio holdings. The Adviser agrees that, consistent with the Adviser's Code of Ethics, neither the Adviser nor the Adviser's officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about a Fund's portfolio holdings.

19.        Governing Law.

This Agreement shall be governed and construed in accordance with the laws of the State of New York.

20.        Interpretation and Definition of Terms.

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Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the 1940 Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, when the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21.        Captions.

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22.        Execution in Counterparts.

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

NORTHERN LIGHTS FUND TRUST III

By:
Name :	Brian Curley
Title: President

Persimmon Capital Management LP

By:
Name:	Gregory S. Horn
Title: President

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NORTHERN LIGHTS FUND TRUST III

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

NAME OF FUND	ANNUAL ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND
Persimmon Long/Short Fund	1.25%

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Exhibit B

SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (“Agreement”) is made and entered into as of [ ] day of [ ], 2026, by and between PERSIMMON CAPITAL MANAGEMENT, LP (the “Adviser”), a Delaware limited partnership registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) located at 1777 Sentry Parkway West, Suite 102, Blue Bell, Pennsylvania 19422, and HEDGEYE ASSET MANAGEMENT, LLC, a Delaware limited liability company (the “Subadviser”) also registered under the Advisers Act located at 1 High Ridge Park, 3rd Floor, Stamford, Connecticut 06905, with respect to the Persimmon Long/Short Fund (the “Fund”), a series of the NORTHERN LIGHTS FUND TRUST III, a Delaware statutory trust (the “Trust”).

WITNESSETH:

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser has, pursuant to an Investment Advisory Agreement with the Trust dated as of [ ] day of [ ], 2026 (the “Advisory Agreement”) been retained to act as investment adviser for the Fund;

WHEREAS, the Adviser represents that the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain Subadviser to assist it in the provision of a continuous investment program for that portion of the Fund’s assets that the Adviser will assign to the Subadviser, and Subadviser is willing to render such services subject to the terms and conditions set forth in this Agreement,

NOW, THEREFORE, the parties do mutually agree and promise as follows with respect to the Fund:

1.       Appointment as Subadviser. In accordance with the Advisory Agreement, the Adviser hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified. It is recognized that the Subadviser and certain of its affiliates may act as investment adviser to one or more other investment companies and other managed accounts and that the Adviser and the Trust do not object to such activities.

2.       Duties of Subadviser.

(a)             Subject to the supervision of the Board of Trustees of the Trust (the “Board”) and the Adviser, the Subadviser shall regularly provide the Fund, with respect to such portion of the

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Fund’s assets as shall be allocated to the Subadviser by the Adviser from time to time (the “Allocated Assets”), with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the respective Fund’s current Prospectus and Statement of Additional Information (“SAI”), and subject to such other restrictions and limitations as directed by the officers of the Adviser or the Trust by notice in writing to the Subadviser. The Adviser will provide the Subadviser with reasonable advance notice of any change in the Fund’s investment objectives, policies and restrictions as stated in the Prospectus and SAI, and the Subadviser shall, in the performance of its duties and obligations under this Agreement, manage the Allocated Assets consistent with such changes, provided that the Subadviser has received prompt notice of the effectiveness of such changes from the Trust or the Adviser. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions, all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, any written instructions and directions of the Board or the Adviser provided to the Subadviser from time to time, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other subadviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized as the agent of the Trust to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)             The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

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(c)             Pursuant to the Advisory Agreement, the Fund authorizes any entity or person associated with the Subadviser that is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv) provided the transaction complies with the Trust’s Rule l 7e-l policies and procedures.

(d)             Unless the Adviser advises the Subadviser in writing that the right to vote proxies has been expressly reserved to the Adviser or the Trust or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with the Adviser or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to the Adviser. The Subadviser also agrees to provide information to the Adviser or the Trust regarding proxies voted with respect to the Allocated Assets pursuant to this section at such times and in a format requested by the Adviser or the Trust.

(e)             The Subadviser will monitor the security valuation of the Allocated Assets. If the Subadviser believes that the Fund’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Subadviser will notify the Adviser promptly. In addition, the Subadviser will be available to consult with the Adviser in the event of a pricing problem and to participate in the Trust’s valuation meetings.

3.       Books and Records. The Subadviser shall maintain separate detailed records as are required by applicable laws and regulations of all matters hereunder pertaining to the Allocated Assets (the “Fund’s Records”), including, without limitation, brokerage and other records of all securities transactions. The Subadviser acknowledges that the Fund’s Records are property of the Trust; except to the extent that the Subadviser is required to maintain the Fund’s Records under the Advisers Act or other applicable law and except that the Subadviser, at its own expense, is entitled to make and keep a copy of the Fund’s Records for its internal files. The Fund’s Records shall be available to the Adviser or the Trust at any·time upon reasonable request during normal business hours and shall be available for telecopying promptly to the Adviser during any day that the Fund is open for business as set forth in the Prospectus.

4.       Independent Contractor. In the performance of its services hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of the Fund, the Trust or the Adviser.

5.       Expenses. During the term of this Agreement, Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement. The Subadviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement. The Subadviser shall not be responsible for the Trust’s, the Fund’s or Adviser’s expenses, which shall include, but not be limited to, the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund and any losses incurred in connection therewith, expenses of holding or carrying Allocated Assets, including, without limitation, expenses of dividends on stock borrowed to cover a short sale and interest, fees or other charges incurred in connection with

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leverage and related borrowings with respect to the Allocated Assets, organizational and offering expenses (which include, but are not limited to, out-of-pocket expenses, but not overhead or employee costs of the Subadviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund’s custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund’s portfolio securities; fees and expenses of non-interested Trustees; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses. The Trust or the Adviser, as the case may be, shall reimburse the Subadviser for any expenses of the Fund or the Adviser as may be reasonably incurred by such Subadviser on behalf of the Fund or the Adviser. The Subadviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

6.       Code of Ethics. The Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Trust and the Adviser with a copy of the code and evidence of its adoption. The Subadviser will provide to the Board at least annually a written report that describes any issues arising under the code of ethics since the last report to the Board, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Subadviser has adopted procedures reasonably necessary to prevent “access persons” (as that term is defined in Rule 17j-l) from violating the code.

7.       Compensation. As compensation for the services performed by the Subadviser, the Adviser shall pay the Subadviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily and paid monthly at an annual rate set forth opposite the Fund’s name on Exhibit A hereto.

The fee earned under this Agreement will be held in an interest-bearing escrow account. If a majority of the Fund’s outstanding voting securities approve a sub-advisory agreement with the Subadviser by the end of the duration of this Agreement, the amount in the escrow account earned with respect to the Fund, including interest earned (if any), will be paid to the Subadviser. If a majority of the Fund’s outstanding voting securities do not approve a sub-advisory agreement with the Subadviser by the end of the duration of this Agreement, the Subadviser will be paid out of the escrow account, the lesser of: any costs incurred in performing this Agreement (plus interest earned on that amount while in escrow); or the total amount in the escrow account earned with respect to the Fund (plus interest earned).

If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular

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close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

8.       Representations and Warranties of Subadviser. The Subadviser represents and warrants to the Adviser and the Trust as follows:

(a)             The Subadviser is registered as an investment adviser under the Advisers Act;

(b)             The Subadviser is a limited liability company duly organized and properly registered and operating under the laws of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(c)             The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser’s powers and have been duly authorized by all necessary actions of its directors or shareholders, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Subadviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser; and

(d)             The Form ADV of the Subadviser provided to the Adviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Subadviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

9.       Representation and Warranties of Adviser. The Adviser represents and warrants to the Subadviser as follows:

(a)             The Adviser is registered as an investment adviser under the Advisers Act;

(b)             The Adviser is a limited partnership duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(c)             The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its directors or shareholders, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this

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Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(d)             The Form ADV of the Adviser provided to the Subadviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Adviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

10.       Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Subadviser and the Adviser pursuant to the recitals above and Sections 9 and 10, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true or accurate in all material effects.

11.       Liability and Indemnification.

(a)             Liability. The Subadviser shall exercise its best judgment in rendering its services in accordance with the terms of this Agreement, but otherwise, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser or a reckless disregard of its duties hereunder, the Subadviser, each of its affiliates and all respective partners, officers, directors and employees (“Affiliates”) and each person, if any, who within the meaning of the Securities Act controls the Subadviser (“Controlling Persons”), if any, shall not be subject to any expenses or liability to the Adviser, the Trust or the Fund or any of the Fund’s shareholders, in connection with the matters to which this Agreement relates, including without limitation for any losses that may be sustained in the purchase, holding or sale of Allocated Assets. The Adviser shall exercise its best judgment in rendering its obligations in accordance with the terms of this Agreement, but otherwise (except as set forth in Section 12(c) below), in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or a reckless disregard of its duties hereunder, the Adviser, any of its Affiliates and each of the Adviser’s Controlling Persons, if any, shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Allocated Assets. Notwithstanding the foregoing, nothing herein shall relieve the Adviser and the Subadviser from any of their obligations under applicable law, including, without limitation, the federal and state securities laws. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of such rights which the Trust or the Fund may have under federal securities laws.

(b)             Indemnification. The Subadviser shall indemnify the Adviser, the Trust and the Fund, and their respective Affiliates and Controlling Persons for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which the Adviser, the Trust and/or the Fund and their respective Affiliates and Controlling Persons may sustain as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities

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laws. Unless otherwise obligated under applicable law, the Subadviser shall not be liable for indirect, punitive, special or consequential damages arising out of this Agreement.

The Adviser shall indemnify the Subadviser, its Affiliates and its Controlling Persons, for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

(c)             The Subadviser shall not be liable to the Adviser for acts of the Subadviser that result from acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by the Adviser, which records are not also maintained by or otherwise available to the Subadviser upon reasonable request.

(d)             The Adviser shall not be liable to the Subadviser for acts of the Adviser which result from acts of the Subadviser, including, but not limited to, a failure of the Subadviser to provide accurate and current information with respect to any records maintained by the Subadviser, which records are not also maintained by or otherwise available to the Adviser upon reasonable request.

12.       Duration and Termination.

(a)             Duration. With respect to the Fund, the term of this Agreement shall become effective on or about January 1, 2026 (the “Effective Date”) with respect to the Fund and shall continue in effect until no longer than 150 days from the effective date (May 31, 2026); or 2) the date a definitive investment sub-advisory agreement is approved by shareholders of the Fund.

(b)             Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to the Fund, without payment of any penalty:

(i)              By vote of the Board, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or by “vote of a majority of the outstanding voting securities” of the respective Fund (as defined in the 1940 Act), or by the Adviser, in each case, upon not more than 60 days’ written notice to the Subadviser;

(ii)            By any party hereto upon written notice to the other party in the event of a breach of any provision of this Agreement by the other party if the breach is not cured within 15 days of notice of the breach; or

(iii)          By the Subadviser upon 60 days’ written notice to the Adviser and the Trust.

This Agreement shall not be assigned (as such term is defined in the 1940 Act) and shall terminate automatically in the event of its assignment or upon the termination of the Advisory Agreement.

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13.       Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Subadviser’s performance of its duties under this Agreement. Nothing contained in this Agreement shall obligate the Adviser to provide any funding or other support for the purpose of directly or indirectly promoting investments in the Fund.

14.       Reference to Adviser and Subadviser.

(a)             The Subadviser grants, subject to the conditions below, the Adviser non-exclusive rights to use, display and promote trademarks of the Subadviser in conjunction with any activity associated with the Fund. In addition, the Adviser may promote the identity of and services provided by the Subadviser to the Adviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials. The Adviser shall protect the goodwill and reputation of the Subadviser in connection with marketing and promotion of the Fund. The Adviser shall submit to the Subadviser for its review and approval all such public informational materials relating to the Fund that refer to any recognizable variant or any registered mark or logo or other proprietary designation of the Subadviser. Approval shall not be unreasonably withheld by the Subadviser and notice of approval or disapproval will be provided promptly and in any event within three (3) business days. Subsequent advertising or promotional materials having substantially the same form as previously approved by the Subadviser may be used by the Adviser without obtaining the Subadviser’s consent unless such consent is withdrawn in writing by the Subadviser.

(b)             Neither the Subadviser nor any Affiliate or agent of Subadviser shall make reference to or use the name of the Adviser or any of its Affiliates, or any of their clients, except references concerning the identity of and services provided by the Adviser to the Fund or by the Subadviser to the Fund or Adviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed and notice of approval or disapproval will be provided promptly and in any event within three (3) business days. The Subadviser hereby agrees to make all reasonable efforts to cause any Affiliate of the Subadviser to satisfy the foregoing obligation.

15.       Amendment. This Agreement may be amended by mutual consent of the parties, provided that the terms of any material amendment shall be approved by: (a) the Board or by a vote of a majority of the outstanding voting securities of the Fund (as required by the 1940 Act), and (b) the vote of a majority of those Trustees of the Trust who are not “interested persons” of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

16.       Confidentiality. Subject to the duties of the Adviser, the Trust and the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential and shall not disclose any and all information pertaining to the Fund and the actions of the Subadviser, the Adviser and the Fund in respect thereof; except to the extent:

(a)             Authorized. The Adviser or the Trust has authorized such disclosure;

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(b)             Court or Regulatory Authority. Disclosure of such information is expressly required or requested by a court or other tribunal of competent jurisdiction or applicable federal or state regulatory authorities;

(c)             Publicly Known Without Breach. Such information becomes known to the general public without a breach of this Agreement or a similar confidential disclosure agreement regarding such information;

(d)             Already Known. Such information already was known by the party prior to the date hereof;

(e)             Received From Third Party. Such information was or is hereafter rightfully received by the party from a third party (expressly excluding the Fund’s custodian, prime broker and administrator) without restriction on its disclosure and without breach of this Agreement or of a similar confidential disclosure agreement regarding them; or

(f)              Independently Developed. The party independently developed such information.

In addition, the Subadviser and its officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. The Subadviser agrees, consistent with its Code of Ethics, it nor its officers, directors or employees may engage in personal securities transactions based on non-public information about the Fund’s portfolio holdings.

17.       Notice. All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or such other address as specified in a notice duly given to the other parties. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

(a)       If to the Subadviser:

Hedgeye Asset Management LLC

Attn: John S. McNamara III

1 High Ridge Park, 3rd Floor,

Stamford, CT 06905

(b) If to the Adviser:

Persimmon Capital Management, LP

Attn: Greg Horn

1777 Sentry Parkway West, Suite 102

Blue Bell, PA 19422

18.       Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of New York without reference to choice of law principles thereof and in accordance with the 1940 Act. In the case of any conflict, the 1940 Act shall control.

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19.       Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

20.       Certain Definitions. For the purposes of this Agreement and except as otherwise provided herein, “interested person,” “affiliated person,” and “assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

21.       Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

22.       Severability. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

23.       Entire Agreement. This Agreement, together with all exhibits, attachments and appendices, contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

ADVISER PESIMMON CAPITAL MANAGEMENT, LP	SUBADVISER HEDGEYE ASSET MANAGEMENT LLC

By:	By:
Name: Gregory S. Horn	Name: John S. McNamara III
Title: President	Title: Chief Investment Officer

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EXHIBIT A

NAME OF FUND	SUB-ADVISORY FEE
Persimmon Long/Short Fund	[REDACTED]

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Exhibit C

SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (“Agreement”) is made and entered into as of [ ] day of [ ], 2026, by and between PERSIMMON CAPITAL MANAGEMENT, LP (the “Adviser”), a Delaware limited partnership registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) located at 1777 Sentry Parkway West, Suite 102, Blue Bell, Pennsylvania 19422, and TIDAL INVESTMENTS LLC, a Delaware limited liability company (the “Subadviser”) also registered under the Advisers Act located at 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204, with respect to the Persimmon Long/Short Fund (the “Fund”), a series of the NORTHERN LIGHTS FUND TRUST III, a Delaware statutory trust (the “Trust”). HEDGEYE ASSET MANAGEMENT LLC, a Delaware limited liability company also registered under the Advisers Act and located at 1 High Ridge Park, 3rd Floor, Stamford, Connecticut 06905 (“HAM”), is a party to this Agreement solely with respect to Paragraph 7.

WITNESSETH:

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser has, pursuant to an Interim Investment Advisory Agreement with the Trust dated as of [ ] day of December, 2025 (the “Advisory Agreement”) been retained to act as investment adviser for the Fund;

WHEREAS, the Adviser represents that the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser has entered an Interim Sub-Advisory Agreement dated as of [ ] day of December, 2025 with HAM; and

WHEREAS, the Adviser desires to retain Subadviser to assist it in the provision of a continuous investment program for that portion of the Fund’s assets that the Adviser will assign to the Subadviser, and Subadviser is willing to render such services subject to the terms and conditions set forth in this Agreement,

NOW, THEREFORE, the parties do mutually agree and promise as follows with respect to the Fund:

1.       Appointment as Subadviser. In accordance with the Advisory Agreement, the Adviser hereby appoints the Subadviser to provide trading sub-advisory services with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified. It is recognized that the Subadviser and certain of its affiliates may act as investment adviser to one or more other investment companies and other managed accounts and that the Adviser and the Trust do not object to such activities.

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2.       Duties of Subadviser.

(f)              Subject to the supervision of the Board of Trustees of the Trust (the “Board”) and the Adviser, the Subadviser shall be responsible for the purchase, retention and disposition of securities for the Fund as allocated to the Subadviser by the Adviser from time to time (the “Allocated Assets”), subject to the investment discretion and instructions of the Adviser; and the execution of agreements relating thereto, and subject to the following understandings, as stated in the Fund’s current Prospectus and Statement of Additional Information (“SAI”), and subject to such other restrictions and limitations as directed by the officers of the Adviser or the Trust by notice in writing to the Subadviser. The Adviser will provide the Subadviser with reasonable advance notice of any change in the Fund’s investment objectives, policies and restrictions as stated in the Prospectus and SAI, and the Subadviser shall, in the performance of its duties and obligations under this Agreement, manage the Subadviser Assets consistent with such changes, provided that the Subadviser has received prompt notice of the effectiveness of such changes from the Trust or the Adviser. The Subadviser shall be subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, any written instructions and directions of the Board or the Adviser provided to the Subadviser from time to time, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser is authorized as the agent of the Trust to give instructions to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(g)             The Subadviser will place orders pursuant to the Adviser’s investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(h)             Pursuant to the Advisory Agreement, the Fund authorizes any entity or person associated with the Subadviser that is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the

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Exchange Act and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv) provided the transaction complies with the Trust’s Rule l 7e-l policies and procedures.

(i)              Unless the Adviser advises the Subadviser in writing that the right to vote proxies has been expressly reserved to the Adviser or the Trust or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with the Adviser or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to the Adviser. The Subadviser also agrees to provide information to the Adviser or the Trust regarding proxies voted with respect to the Alocated Assets pursuant to this section at such times and in a format requested by the Adviser or the Trust.

(j)              The Subadviser will monitor the security valuation of the Allocated Assets. If the Subadviser believes that the Fund’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Subadviser will notify the Adviser promptly. In addition, the Subadviser will be available to consult with the Adviser in the event of a pricing problem and to participate in the Trust’s valuation meetings.

3.       Books and Records. The Subadviser shall maintain separate detailed records as are required by applicable laws and regulations of all matters hereunder pertaining to the Allocated Assets purchased for the Fund (the “Fund’s Records”), including, without limitation, brokerage and other records of all securities transactions. The Subadviser acknowledges that the Fund’s Records are property of the Trust; except to the extent that the Subadviser is required to maintain the Fund’s Records under the Advisers Act or other applicable law and except that the Subadviser, at its own expense, is entitled to make and keep a copy of the Fund’s Records for its internal files. The Fund’s Records shall be available to the Adviser or the Trust at any·time upon reasonable request during normal business hours and shall be available for telecopying promptly to the Adviser during any day that the Fund is open for business as set forth in the Prospectus.

4.       Independent Contractor. In the performance of its services hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of the Fund, the Trust or the Adviser.

5.       Expenses. During the term of this Agreement, the Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement. The Subadviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement. The Subadviser shall not be responsible for the Trust’s, the Fund’s, or the Adviser’s expenses, which shall include, but not be limited to, the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund and any losses incurred in connection therewith, expenses of holding or carrying Allocated Assets, including, without limitation, expenses of dividends on stock borrowed to cover a short sale and interest, fees or other charges incurred in connection with leverage and related borrowings with respect to the Allocated Assets, organizational and offering expenses (which include, but are not limited to, out-of-pocket expenses, but not overhead or employee costs of the Subadviser); expenses for legal, accounting and auditing services; taxes and governmental

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fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund’s custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund’s portfolio securities; fees and expenses of non-interested Trustees; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses. The Trust, or the Adviser, as the case may be, shall reimburse the Subadviser for any expenses of the Fund or the Adviser as may be reasonably incurred by such Subadviser on behalf of the Fund or the Adviser. The Subadviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

6.       Code of Ethics. The Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Trust and the Adviser with a copy of the code and evidence of its adoption. The Subadviser will provide to the Board at least annually a written report that describes any issues arising under the code of ethics since the last report to the Board, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Subadviser has adopted procedures reasonably necessary to prevent “access persons” (as that term is defined in Rule 17j-l) from violating the code.

7.       Compensation. As compensation for the services performed by the Subadviser, but only to the extent thereof, the SubAdviser shall receive a fee at an annual rate set forth on Exhibit A as promptly as possible after the last day of each month, a fee, computed daily, paid monthly, and shared evenly between the Adviser and HAM.

The fee earned under this Agreement will be held in an interest-bearing escrow account. If a majority of the Fund’s outstanding voting securities approve a sub-advisory agreement with the Subadviser by the end of the duration of this Agreement, the amount in the escrow account earned with respect to the Fund, including interest earned (if any), will be paid to the Subadviser. If a majority of the Fund’s outstanding voting securities do not approve a sub-advisory agreement with the Subadviser by the end of the duration of this Agreement, the Subadviser will be paid out of the escrow account, the lesser of: any costs incurred in performing this Agreement (plus interest earned on that amount while in escrow); or the total amount in the escrow account earned with respect to the Fund (plus interest earned).

If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

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8.       Representations and Warranties of Subadviser. The Subadviser represents and warrants to the Adviser and the Trust as follows:

(e)             The Subadviser is registered as an investment adviser under the Advisers Act;

(f)              The Subadviser is a limited liability company duly organized and properly registered and operating under the laws of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(g)             The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser’s powers and have been duly authorized by all necessary actions of its directors or shareholders, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Subadviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser; and

(h)             The Form ADV of the Subadviser provided to the Adviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Subadviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

9.       Representation and Warranties of Adviser. The Adviser represents and warrants to the Subadviser as follows:

(e)             The Adviser is registered as an investment adviser under the Advisers Act;

(f)              The Adviser is a limited partnership duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(g)             The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its directors or shareholders, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(h)             The Form ADV of the Adviser provided to the Subadviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Adviser, and/or that part or parts provided or

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offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

10.       Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Subadviser and the Adviser pursuant to the recitals above and Sections 9 and 10, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true or accurate in all material effects.

11.       Liability and Indemnification.

(e)             Liability. The Subadviser shall exercise its best judgment in rendering its services in accordance with the terms of this Agreement, but otherwise, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser or a reckless disregard of its duties hereunder, the Subadviser, each of its affiliates and all respective partners, officers, directors and employees (“Affiliates”) and each person, if any, who within the meaning of the Securities Act controls the Subadviser (“Controlling Persons”), if any, shall not be subject to any expenses or liability to the Adviser, the Trust or the Fund or any of the Fund’s shareholders, in connection with the matters to which this Agreement relates, including without limitation for any losses that may be sustained in the purchase, holding or sale of Allocated Assets. The Adviser shall exercise its best judgment in rendering its obligations in accordance with the terms of this Agreement, but otherwise (except as set forth in Section 12(c) below), in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or a reckless disregard of its duties hereunder, the Adviser, any of its Affiliates and each of the Adviser’s Controlling Persons, if any, shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Allocated Assets. Notwithstanding the foregoing, nothing herein shall relieve the Adviser and the Subadviser from any of their obligations under applicable law, including, without limitation, the federal and state securities laws. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of such rights which the Trust or the Fund may have under federal securities laws.

(f)              Indemnification. The Subadviser shall indemnify the Adviser, the Trust and the Fund, and their respective Affiliates and Controlling Persons for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which the Adviser, the Trust and/or the Fund and their respective Affiliates and Controlling Persons may sustain as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws. Unless otherwise obligated under applicable law, the Subadviser shall not be liable for indirect, punitive, special or consequential damages arising out of this Agreement.

The Adviser shall indemnify the Subadviser, its Affiliates and its Controlling Persons, for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

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(g)             The Subadviser shall not be liable to the Adviser for acts of the Subadviser that result from acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by the Adviser, which records are not also maintained by or otherwise available to the Subadviser upon reasonable request.

(h)             The Adviser shall not be liable to the Subadviser for acts of the Adviser which result from acts of the Subadviser, including, but not limited to, a failure of the Subadviser to provide accurate and current information with respect to any records maintained by the Subadviser, which records are not also maintained by or otherwise available to the Adviser upon reasonable request.

12.       Duration and Termination.

(c)             Duration. With respect to the Fund, the term of this Agreement shall become effective on or about January 1, 2026 (the “Effective Date”) with respect to the Fund and shall continue in effect until no longer than 150 days from the effective date (May 31, 2026); or 2) the date a definitive investment sub-advisory agreement is approved by shareholders of the Fund.

(d)             Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to the Fund, without payment of any penalty:

(iv)           By vote of the Board, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or by “vote of a majority of the outstanding voting securities” of the respective Fund (as defined in the 1940 Act), or by the Adviser, in each case, upon not more than 60 days’ written notice to the Subadviser;

(v)             By any party hereto upon written notice to the other party in the event of a breach of any provision of this Agreement by the other party if the breach is not cured within 15 days of notice of the breach; or

(vi)           By the Subadviser upon 60 days’ written notice to the Adviser and the Trust.

This Agreement shall not be assigned (as such term is defined in the 1940 Act) and shall terminate automatically in the event of its assignment or upon the termination of the Advisory Agreement.

13.       Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Subadviser’s performance of its duties under this Agreement. Nothing contained in this Agreement shall obligate the Adviser to provide any funding or other support for the purpose of directly or indirectly promoting investments in the Fund.

14.       Reference to Adviser and Subadviser.

(c)             The Subadviser grants, subject to the conditions below, the Adviser non-exclusive rights to use, display and promote trademarks of the Subadviser in conjunction with any

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activity associated with the Fund. In addition, the Adviser may promote the identity of and services provided by the Subadviser to the Adviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials. The Adviser shall protect the goodwill and reputation of the Subadviser in connection with marketing and promotion of the Fund. The Adviser shall submit to the Subadviser for its review and approval all such public informational materials relating to the Fund that refer to any recognizable variant or any registered mark or logo or other proprietary designation of the Subadviser. Approval shall not be unreasonably withheld by the Subadviser and notice of approval or disapproval will be provided promptly and in any event within three (3) business days. Subsequent advertising or promotional materials having substantially the same form as previously approved by the Subadviser may be used by the Adviser without obtaining the Subadviser’s consent unless such consent is withdrawn in writing by the Subadviser.

(d)             Neither the Subadviser nor any Affiliate or agent of Subadviser shall make reference to or use the name of the Adviser or any of its Affiliates, or any of their clients, except references concerning the identity of and services provided by the Adviser to the Fund or by the Subadviser to the Fund or Adviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed and notice of approval or disapproval will be provided promptly and in any event within three (3) business days. The Subadviser hereby agrees to make all reasonable efforts to cause any Affiliate of the Subadviser to satisfy the foregoing obligation.

15.       Amendment. This Agreement may be amended by mutual consent of the parties, provided that the terms of any material amendment shall be approved by: (a) the Board or by a vote of a majority of the outstanding voting securities of the Fund (as required by the 1940 Act), and (b) the vote of a majority of those Trustees of the Trust who are not “interested persons” of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

16.       Confidentiality. Subject to the duties of the Adviser, the Trust and the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential and shall not disclose any and all information pertaining to the Fund and the actions of the Subadviser, the Adviser and the Fund in respect thereof; except to the extent:

(g)	Authorized. The Adviser or the Trust has authorized such disclosure;

(h)             Court or Regulatory Authority. Disclosure of such information is expressly required or requested by a court or other tribunal of competent jurisdiction or applicable federal or state regulatory authorities;

(i)              Publicly Known Without Breach. Such information becomes known to the general public without a breach of this Agreement or a similar confidential disclosure agreement regarding such information;

(j)              Already Known. Such information already was known by the party prior to the date hereof;

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(k)             Received From Third Party. Such information was or is hereafter rightfully received by the party from a third party (expressly excluding the Fund’s custodian, prime broker and administrator) without restriction on its disclosure and without breach of this Agreement or of a similar confidential disclosure agreement regarding them; or

(l)              Independently Developed. The party independently developed such information.

In addition, the Subadviser and its officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. The Subadviser agrees, consistent with its Code of Ethics, it nor its officers, directors or employees may engage in personal securities transactions based on non-public information about the Fund’s portfolio holdings.

17.       Notice. All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or such other address as specified in a notice duly given to the other parties. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

(a)       If to the Subadviser:

Tidal Investments LLC

Attn:

234 West Florida Street, Suite 203

Milwaukee, WI 53204

(b)       If to the Adviser:

Persimmon Capital Management, LP

Attn: Greg Horn

1777 Sentry Parkway West, Suite 102

Blue Bell, PA 19422

18.       Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of New York without reference to choice of law principles thereof and in accordance with the 1940 Act. In the case of any conflict, the 1940 Act shall control.

19.       Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

20.       Certain Definitions. For the purposes of this Agreement and except as otherwise provided herein, “interested person,” “affiliated person,” and “assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

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21.       Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

22.       Severability. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

23.       Entire Agreement. This Agreement, together with all exhibits, attachments and appendices, contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

ADVISER PESIMMON CAPITAL MANAGEMENT, LP	SUBADVISER TIDAL INVESTMENTS LLC

By:	By:
Name: Gregory S. Horn	Name:
Title: President	Title:

And solely with respect to Paragraph 7

HEDGEYE ASSET MANAGEMENT LLC

By:
John S. McNamara III
Title: Chief Investment Officer

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EXHIBIT A

NAME OF FUND	SUB-ADVISORY FEE
Persimmon Long/Short Fund	[REDACTED]

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